Exhibit 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Quincy Resources Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended April 30, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2003

QUINCY RESOURCES INC.

/s/ "Daniel Farrell"
Daniel T. Farrell
President and Chief Financial Officer